UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K/A
(Amendment No. 1)

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2014 (June 13, 2014)

____________________

GRAY TELEVISION, INC.

(Exact name of registrant as specified in its charter)

Georgia (State of incorporation or organization)	1-13796 (Commission File Number)	58-0285030 (IRS Employer Identification No.)

4370 Peachtree Road, NE, Atlanta, GA 30319 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (404) 504-9828

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On June 13, 2014, Gray Television, Inc. (“Gray,” the “Company,” “we,” “us,” or “our”) filed a Current Report on Form 8-K to report the completion of its previously announced series of transactions with Hoak Media, LLC (“Hoak”) and assumed Hoak’s rights under certain agreements between Hoak and Parker Broadcasting, Inc. (“Parker”), as described below.

On June 13, 2014, we completed the acquisition of 100% of the capital stock of certain wholly owned subsidiaries of Hoak for total cash consideration of approximately $298.4 million, including a working capital adjustment of $7.6 million (the “Hoak Acquisition”). These subsidiaries owned and operated the twelve television stations in the table below. The Hoak Acquisition also included the assumption of Hoak’s interest in certain operating agreements, and the acquisition of certain non-license assets of KHAS-TV, which served the Lincoln-Hastings, Nebraska market, from Hoak. On June 13, 2014, we transferred the programing of KHAS-TV to KSNB-TV, a station owned by Gray which also serves the Lincoln-Hastings, Nebraska, television market.

The following stations were acquired in the Hoak Acquisition:

Network
Station	Affiliation	Market

KSFY-TV	ABC	Sioux Falls, SD
KABY-TV*	ABC	Sioux Falls, SD
KPRY-TV*	ABC	Sioux Falls, SD
KVLY-TV	NBC	Fargo-Valley City, ND
KNOE-TV	CBS	Monroe- El Dorado, LA
KFYR-TV	NBC	Minot-Bismarck-Dickinson, ND
KMOT-TV*	NBC	Minot-Bismarck-Dickinson, ND
KUMV-TV*	NBC	Minot-Bismarck-Dickinson, ND
KQCD-TV*	NBC	Minot-Bismarck-Dickinson, ND
KALB-TV	NBC/CBS	Alexandria, LA
KNOP-TV	NBC	North Platte, NE
KIIT-LP	FOX	North Platte, NE
* satellite station

Parker owns KXJB-TV, which is affiliated with the CBS network and serves the Fargo, North Dakota market, and KAQY-TV, which is affiliated with the ABC network and serves the Monroe, Louisiana market. As a component of the Hoak Acquisition, Gray assumed Hoak’s rights under certain agreements with Parker to provide back-office services, sales support and limited programming to KXJB-TV and KAQY-TV.

The Company is filing this amendment (the “Amendment”) on Form 8-K/A (Amendment No. 1) solely to include the unaudited pro forma condensed combined financial information required by Item 9.01(b) of Form 8-K, which information is incorporated by reference from Exhibit 99.1 to this Amendment.

Item 9.01. Financial Statements and Exhibits.

(a)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information for the three month period ended March 31, 2014 and the year ended December 31, 2013 is incorporated by reference from Exhibit 99.1 to this Report.

(b)	Exhibits.

Exhibit Number	Name
99.1	Unaudited pro forma condensed combined financial information for the three month period ended March 31, 2014 and the year ended December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC.

Date: August 27, 2014	By:	/s/ James C. Ryan
James C. Ryan Senior Vice President and Chief Financial Officer

Exhibit Number	Name
99.1	Unaudited pro forma condensed combined financial information for the three month period ended March 31, 2014 and the year ended December 31, 2013.